Exhibit 10.1
AMENDMENT NO. 1
TO CREDIT AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT, dated as of September 8, 2023 (this “Amendment”), is entered into in connection with that certain Credit and Security Agreement, dated as of June 3, 2022 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), by and among BLACKROCK PRIVATE CREDIT FUND LEVERAGE I, LLC, a Delaware limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”); the LENDERS from time to time party thereto (the “Lenders”); PNC BANK, NATIONAL ASSOCIATION, as facility agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Facility Agent”); and STATE STREET BANK AND TRUST COMPANY, as collateral agent for the Secured Parties and as custodian.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the above-named parties have entered into the Credit Agreement and, pursuant to and in accordance with Section 12.01(b) thereof, the parties hereto desire to amend the Credit Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.  AMENDMENTS.  Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the parties hereto hereby agree that the Credit Agreement shall be amended as follows:

1.01.          Section 1.01 Defined Terms.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)             The defined term “Term Commitment Termination Date” is hereby amended by replacing the reference to “the 12-month anniversary of the Closing Date” with “December 8, 2023”.

SECTION 2.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Lenders and the Facility Agent that (a) the representations and warranties of the Borrower set forth in Article IV of the Credit Agreement, and in each of the other Facility Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment; (b) no Default or Event of Default has occurred and is continuing; and (c) this Amendment shall constitute a Facility Document.

SECTION 3. CONDITIONS PRECEDENT.  The amendments set forth in Section 1 hereof shall become effective as of the date hereof and upon satisfaction of the following conditions:

(a)              Execution.  The Facility Agent shall have received counterparts of this Amendment executed by the Borrower, the Lenders, and the Facility Agent.

(b)             Fees.  The Facility Agent shall have received all of its reasonable and documented fees and out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including all invoiced fees and disbursements of Orrick Herrington and Sutcliffe LLP, counsel to the Facility Agent, or the Borrower shall have agreed to pay any such amounts on the succeeding Payment Date as Administrative Expenses.

SECTION 4.  MISCELLANEOUS.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment shall not constitute a novation of the Credit Agreement or any other Facility Document.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Credit and Security Agreement to be duly executed and delivered as of the day and year first above written.

BLACKROCK PRIVATE CREDIT FUND LEVERAGE I, LLC, as Borrower

By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to Credit and Security Agreement (PNC-Blackrock)

PNC BANK, NATIONAL ASSOCIATION,
as Revolving Lender

By:	/s/ Lawrence Beller
	Name:	Lawrence Beller
	Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Term Lender

By:	/s/ Lawrence Beller
	Name:	Lawrence Beller
	Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Facility Agent and Calculation Agent

By:	/s/ Lawrence Beller
	Name:	Lawrence Beller
	Title:	Executive Vice President

Signature Page to Amendment No. 1 to Credit and Security Agreement (PNC-Blackrock)